Exhibit 99.2


                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))


Check this box if no longer subject to Section 16: [ ]

Name and Address:                            Oracle Associates, LLC
                                             200 Greenwich Avenue, 3rd Floor
                                             Greenwich, CT 06830

Issuer and Ticker Symbol:                    Mediware Information Systems, Inc.
                                             (MEDW)

Date of Earliest Transaction:                8/16/04

Relationship to Issuer:                      10% Owner

Designated Filer:                            Larry N. Feinberg

TABLE I INFORMATION
Title of Security:                           Common Stock
Transaction Date:                            11/28/03
Transaction Code:                            P
Securities Disposed:                         2,200
Acquired or Disposed:                        A
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (3)

Title of Security:                           Common Stock
Transaction Date:                            11/28/03
Transaction Code:                            P
Securities Disposed:                         1,200
Acquired or Disposed:                        A
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (3)

Title of Security:                           Common Stock
Transaction Date:                            11/28/03
Transaction Code:                            P
Securities Disposed:                         7,600
Acquired or Disposed:                        A
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (3)

Title of Security:                           Common Stock
Transaction Date:                            11/28/03
Transaction Code:                            P
Securities Disposed:                         4,200

Acquired or Disposed:                        A
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (3)

Title of Security:                           Common Stock
Transaction Date:                            1/8/04
Transaction Code:                            P
Securities Disposed:                         3,500
Acquired or Disposed:                        A
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (3)

Title of Security:                           Common Stock
Transaction Date:                            1/9/04
Transaction Code:                            P
Securities Disposed:                         5,000
Acquired or Disposed:                        A
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (3)

Title of Security:                           Common Stock
Transaction Date:                            1/12/04
Transaction Code:                            P
Securities Disposed:                         5,000
Acquired or Disposed:                        A
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (3)

Title of Security:                           Common Stock
Transaction Date:                            1/26/04
Transaction Code:                            P
Securities Disposed:                         5,000
Acquired or Disposed:                        A
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (3)

Title of Security:                           Common Stock
Transaction Date:                            6/17/04
Transaction Code:                            S
Securities Disposed:                         200
Acquired or Disposed:                        D
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (3)


**Intentional misstatements or omissions of facts constitute Federal Criminal Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, see Instruction 6 for procedure.

Title of Security:                           Common Stock
Transaction Date:                            2/4/05
Transaction Code:                            S
Securities Disposed:                         200
Acquired or Disposed:                        D
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (3)

Title of Security:                           Common Stock
Transaction Date:                            2/7/04
Transaction Code:                            S
Securities Disposed:                         4,000
Acquired or Disposed:                        D
Ownership Form:                              I
Amount Beneficially Owned After Transaction: 1,007,400 as of the date herof
Nature of Indirect Beneficial Ownership:     (3)

**Intentional misstatements or omissions of facts constitute Federal Criminal Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, see Instruction 6 for procedure.


Signature:                                   ORACLE ASSOCIATES, LLC

                                             By: /s/ Larry N. Feinberg
                                                 ------------------------------
                                                 Name:  Larry N. Feinberg
                                                 Title: Managing Member

 Date:                                       February 11, 2005



**Intentional misstatements or omissions of facts constitute Federal Criminal Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, see Instruction 6 for procedure.